UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 26, 2025

MECHANICS BANCORP
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1111 Civic Drive Walnut Creek, CA	94596
(Address of principal executive offices)	(Zip Code)

(925) 482-8000
(Registrant’s telephone number, including area code)

HomeStreet, Inc.
601 Union Street, Ste. 2000
Seattle, WA 98101
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Common Stock, No Par Value	MCHB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

On September 2, 2025, Mechanics Bancorp, a Washington corporation (the “Company”), filed a Current Report on Form 8-K (the “Closing 8-K”) in connection with the consummation of the previously announced merger (the “Merger”) contemplated by that certain Agreement and Plan of Merger, dated as of March 28, 2025 (as amended, the “Merger Agreement”), by and among the Company, HomeStreet Bank, a Washington state-charted commercial bank and a wholly owned subsidiary of the Company (“HomeStreet Bank”), and Mechanics Bank, a California banking corporation (“Mechanics Bank”), pursuant to which HomeStreet Bank merged with and into Mechanics Bank, with Mechanics Bank surviving the Merger and becoming a wholly owned subsidiary of the Company, and the Company changed its name to “Mechanics Bancorp” from “HomeStreet, Inc.”

This Amendment No. 1 to the Current Report on Form 8-K/A is being filed to amend the Closing 8-K to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K. Except as provided herein, all other information in the Closing 8-K remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Mechanics Bank, which comprise the consolidated balance sheets as of December 31, 2024 and 2023, and the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes thereto, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited financial statements of Mechanics Bank as of and for the six months ended June 30, 2025 and 2024, and the related notes thereto, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2025 and the unaudited pro forma condensed combined consolidated income statements for the six months ended June 30, 2025 and the year ended December 31, 2024, and the related notes thereto, are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Crowe LLP, independent registered public accounting firm, relating to Mechanics Bank’s financial statements.
99.1
Audited consolidated financial statements of Mechanics Bank, which comprise the consolidated balance sheets as of December 31, 2024 and 2023, and the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes thereto.

99.2	Unaudited financial statements of Mechanics Bank as of and for the six months ended June 30, 2025 and 2024, and the related notes thereto.
99.3
Unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2025 and the unaudited pro forma condensed combined consolidated income statements for the six months ended June 30, 2025 and the year ended December 31, 2024, and the related notes thereto.

104	Cover Page Interactive Data File (formatted as inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MECHANICS BANCORP

	By:	/s/ Nathan Duda
	Name:	Nathan Duda
	Title:	Executive Vice President and Chief Financial Officer

Date: September 25, 2025